ADVISORSHARES TRUST

AdvisorShares KIM Korea EQUITY ETF

NYSE Arca ticker: KOR

Supplement dated August 30, 2016

to the Prospectus and Statement of Additional Information

dated June 8, 2016

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information for the AdvisorShares KIM Korea Equity ETF (the “Fund”) and should be read in conjunction with those documents.

Shares of the Fund will be available for purchase by investors when the Fund commences operations. The Fund is expected to commence operations in late September 2016 and no purchase of shares will be accepted by the Fund prior to that time.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.